UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2025

GENPACT LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Canon's Court, 22 Victoria Street
Hamilton HM 12, Bermuda
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (441) 298-3300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, par value $0.01 per share	G	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On May 22, 2025, Genpact Limited, a Bermuda company (the “Company”), held its 2025 annual general meeting of shareholders (the “Annual Meeting”) at 521 Fifth Avenue, 14th Floor, New York, NY. At the Annual Meeting, Company shareholders voted on three proposals. The full results of the votes are set forth below. Each proposal is described in detail in the Company’s previously filed Proxy Statement related to the Annual Meeting.
Proposal 1

Company shareholders elected each of the nominees to the Company’s Board of Directors as set forth below:

Director	Number of Shares For	Number of Shares Against	Number of Shares Abstaining	Broker Non-Votes
Balkrishan Kalra	144,402,162	397,864	124,778	9,318,517
James Madden	142,588,440	2,209,219	127,145	9,318,517
Ajay Agrawal	144,038,647	721,046	165,111	9,318,517
Laura Conigliaro	142,602,004	2,196,913	125,887	9,318,517
Tamara Franklin	144,537,798	260,946	126,060	9,318,517
Nicholas Gangestad	144,766,232	28,357	130,215	9,318,517
Carol Lindstrom	143,401,591	1,358,602	164,611	9,318,517
CeCelia Morken	144,530,480	261,284	133,040	9,318,517
Brian Stevens	144,769,305	28,495	127,004	9,318,517
Mark Verdi	143,304,896	1,491,259	128,649	9,318,517

Proposal 2

Company shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth below:

Votes cast in favor	132,959,370
Votes cast against	11,618,993
Votes abstaining	346,441
Broker non-votes	9,318,517

Proposal 3

Company shareholders approved the appointment of KPMG Assurance and Consulting Services LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year as set forth below:

Votes cast in favor	146,281,029
Votes cast against	7,841,249
Votes abstaining	121,043

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: May 28, 2025	By:	/s/ Heather D. White
	Name:	Heather D. White
	Title:	Senior Vice President, Chief Legal Officer and Secretary